SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 2, 2003
                            ------------------------

                         MIRANT AMERICAS GENERATION, LLC
             (Exact name of registrant as specified in its charter)

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           Delaware                            51-0390520
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        (State or other jurisdiction     (IRS Employer Identification
                                         of incorporation) No.)

                  1155 PERIMETER CENTER WEST, ATLANTA, GA   30338
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                 (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (678) 579-5000
                                           ------------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 5.         Other
Recent Developments

Western Rate Payer Litigation

    On April 28, 2003, a purported class action suit, Egger et al. v. Dynegy, Inc. et al., was filed in the Superior Court for the County of San Diego, California, against various owners of electric generation facilities in California and marketers of electricity and natural gas, including Mirant and various of its subsidiaries, on behalf of all persons who purchased electricity in Oregon, Washington, Utah, Nevada, Idaho, New Mexico, Arizona and Montana from January 1, 1999. The plaintiffs allege that defendants engaged in unlawful, unfair, and deceptive practices in the California and Western wholesale electricity markets, including withholding energy from the market to create artificial shortages, creating artificial congestion over transmission lines, selling electricity bought in California to out of state affiliates to create artificial shortages and then selling the electricity back into the state at higher prices. The plaintiffs contend that the defendants conspired among themselves and with subsidiaries of Enron Corporation to withhold electricity from the PX and CAISO markets and to manipulate the price of electricity sold at wholesale in the California and Western markets. The defendants' unlawful manipulation of the wholesale energy market, the plaintiff alleges, resulted in supply shortages and skyrocketing energy prices in the western United States, which in turn caused drastic rate increases for retail consumers. The plaintiffs assert claims under California's antitrust statute and its Unfair Competition Act. The plaintiffs contend that the defendants alleged wrongful conduct has caused damages in excess of one billion dollars and seek treble damages, injunctive relief, restitution, and an accounting of the wholesale energy transactions entered into by the defendants from 1998.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 2, 2003                         MIRANT AMERICAS GENERATION, LLC


                                             By:  /s/ J. William Holden III
                                             ---------------------------------
                                                  J. William Holden III
                                                  Sr. Vice President,
                                                  Chief Financial Officer
                                                  and Treasurer
                                                  (Principal Financial Officer)